SUBSCRIPTION AGREEMENT

     SUBSCRIPTION  AGREEMENT made as of June 15, 2001 between  NAVTECH,  INC., a
Delaware  corporation  (the  "Company"),   and  NET  MUTATION  S.A.,  a  Belgium
corporation (the "Subscriber").

     WHEREAS, the Company desires to issue to the Subscriber, and the Subscriber desires to acquire from the Company, an aggregate of three hundred thousand (300,000) shares of Common Stock, $.001 par value per share, of the Company (the "Shares"), upon the terms set forth herein.

     WHEREAS, in contemplation of this Subscription Agreement, the Company is loaning to EASY FLYING S.A., a French corporation, an amount which is equal to 50% of the aggregate price received by the Company from the Subscriber in execution hereof.

     NOW, THEREFORE, for and in consideration of the mutual representations and covenants hereinafter set forth the parties hereto do hereby agree as follows:

1.   Subscription for Shares.

     1.1 Subject to the terms and conditions hereinafter set forth, the Subscriber hereby irrevocably subscribes for and agrees to acquire from the Company, and the Company agrees to sell to the Subscriber, the Shares at a purchase price of one dollar ($1.00) per share or an aggregate purchase price of three hundred thousand ($300,000). The purchase price is payable contemporaneously herewith by wire transfer to an account designated by the Company. The certificate evidencing the Shares purchased by the Subscriber will be delivered by the Company to the Subscriber as soon as practicable following the execution hereof.

2.   Representations by Subscriber.


     The Subscriber understands and agrees that the Company is relying and may rely upon the following representations and warranties made by the Subscriber in entering into this Agreement:

     2.1 The Subscriber recognizes that the acquisition of the Shares involves a high degree of risk and is suitable only for a subscriber of adequate financial means that has no need for liquidity in this investment in that (i) it may not be able to liquidate its investment in the event of emergency; (ii) transferability is extremely limited; and (iii) it could sustain a complete loss of its investment.

     2.2 The Subscriber represents and warrants that the Shares are being acquired for its own account, for investment purposes and not with a view to any distribution within the meaning of the Securities Act of 1933, as amended (the "Securities Act"). The Subscriber will not sell, assign, mortgage, pledge, hypothecate, transfer or otherwise dispose of any of the Shares unless (a) a registration statement under the Securities Act with respect thereto is in effect and the prospectus included therein meets the requirements of Section 10 of the Securities Act, or (b) the Company has received a written opinion of its counsel that, after an investigation of the relevant facts, such counsel is of the opinion that such proposed sale, assignment, mortgage, pledge, hypothecation, transfer or disposition does not require registration under the Securities Act. The Subscriber consents that the Company may, if it desires, permit the transfer of the Shares by the Subscriber out of its name only when its request for transfer is accompanied by an opinion of counsel satisfactory to the Company that the proposed transfer does not result in a violation of the Securities Act. The Subscriber agrees to be bound by any requirements of the Securities Act. The Subscriber agrees to hold the Company and its controlling persons and their respective heirs, representatives, successors and assigns harmless and to indemnify them against all liabilities, costs and expenses incurred by them as a result of any sale or distribution by the Subscriber in violation of any securities laws or any misrepresentation herein.

     2.3 The Subscriber represents and warrants further that (a) it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the acquisition of the Shares; (b) it is able to bear the economic risks of an investment in the Shares, including, without limitation, the risk of the loss of part or all of its investment and the inability to sell or transfer the Shares for an indefinite period of time; (c) it has adequate financial means of providing for current needs and contingencies and has no need for liquidity in its investment in the Shares; and (d) it does not have an overall commitment to investments which are not readily marketable that is excessive in proportion to its net worth and an investment in the Shares will not cause such overall commitment to become excessive.

     2.4 The Subscriber has reviewed the Company's Annual Report on Form 10-KSB for the fiscal year ended October 31, 2000 (the "2000 Form 10-KSB"), Quarterly Report on Form 10-QSB for the fiscal period ended January 31, 2001, any and all other filings made by the Company with the Securities and Exchange Commission (the "SEC") since the filing of the 2000 Form 10-KSB, and has been afforded the opportunity to obtain such information regarding the Company as it has reasonably requested to evaluate the merits and risks of its investment in the Shares. No oral or written representations have been made or oral information furnished to the Subscriber or its advisers in connection with the investment in the Shares.

     2.5 The Subscriber represents and warrants that the Shares are being acquired, and will be held, pursuant to Regulation S ("Regulation S") promulgated under the Securities Act. The certificate representing the Shares is not to be delivered within the United States. The Subscriber is neither a "U.S. person" (as such term is defined in Regulation S) nor is acquiring the Shares for the account or benefit of a "U.S. person". The Subscriber acknowledges that Rule 902(o) of Regulation S defines a "U.S. person" generally as (a) a natural person resident in the United States; (b) a partnership or corporation organized or incorporated under the laws of the United States; (c) an estate of which any executor or administrator is a U.S. person; (d) a trust of which any trustee is a U.S. person; (e) an agency or branch of a foreign entity located in the United States; (f) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person; (g) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States; and (h) a partnership or corporation if (I) organized or incorporated under the laws of any foreign jurisdiction; and (II) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) of Regulation D under the Securities Act) who are not natural persons, estates or trusts. The Subscriber agrees that the Shares may not be offered or sold in the United States or to "U.S. persons" unless registered under the Securities Act or an exemption therefrom is available and that hedging transactions involving the Company's securities may not be conducted unless in compliance with the Securities Act.

     2.6 The Subscriber acknowledges that counsel to the Company will be relying, and may rely, upon the foregoing in connection with any opinion of counsel given with regard to the issuance of the Shares to the Subscriber and any subsequent transfer of the Shares by the Subscriber and agrees to advise the Company and its counsel in writing in the event of any change in any of the foregoing.

     2.7 The address set forth below is the Subscriber's true and correct mailing address.

3.   Representations by the Company.


     The Company represents and warrants to the Subscriber as follows:

     3.1 The Company is a corporation duly organized, existing and in good standing under the laws of the State of Delaware and has the corporate power to conduct its business.

     3.2 The execution, delivery and performance of this Agreement by the Company has been duly approved by the Board of Directors of the Company.

     3.3 The Shares have been duly and validly authorized and, when issued in accordance with the terms hereof, will be duly and validly authorized and issued, fully paid and non-assessable.

4.   Restriction on Disposition.

     In no event shall the Subscriber sell or otherwise transfer any of the Shares to any one or more individuals or entities who directly or indirectly, through one or more intermediaries, is a competitor of the Company.

5.   Notices to Subscriber.

     5.1 The Shares have not been registered under the Securities Act, or the securities laws of any state, and they are being offered and sold in reliance on exemptions from the registration requirements of the Securities Act and such laws. The Shares have not been approved or disapproved by the SEC, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of the offering. Any representation to the contrary is unlawful.

     5.2 The Shares are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act, and applicable state securities laws, pursuant to registration or exemption therefrom. The Subscriber should be aware that it may be required to bear the financial risks of this investment for an indefinite period of time.

6.   Investment Restrictions.

     6.1 The Subscriber acknowledges that there is limited public market for the Shares. The Subscriber understands that, absent registration under the Securities Act, the Shares may only generally be publicly sold pursuant to Rule 144 (the "Rule") promulgated under the Securities Act. The Rule permits, subject to all of its terms and conditions, the public resale (in limited amounts) of securities acquired in non-public offerings without having to satisfy the registration requirements of the Securities Act. The Subscriber further understands that the Company makes no representation or warranty regarding its fulfillment in the future of any reporting requirements under the Securities Exchange Act of 1934, as amended, or its dissemination to the public of any current financial or other information concerning the Company, which in most circumstances is required by the Rule as one of the conditions of its availability. The Subscriber recognizes that, notwithstanding the existence of a public market for the Shares, it may not be able to take advantage of the resale provisions of the Rule and may be unable to publicly offer or sell any of the Shares.

7.   Miscellaneous.

     7.1 Any notice or other communication given hereunder shall be deemed sufficient if in writing and hand delivered or sent by first class mail, postage prepaid, or overnight mail, addressed to the Company, c/o Navtech Systems Support Inc., 175 Columbia Street West, Suite 102, Waterloo, Ontario Canada N2L 5Z5, Attention: Corporate Secretary, and to the Subscriber at its address indicated on the last page of this Agreement. Notices shall be deemed to have been given on the date of mailing, except notices of change of address, which shall be deemed to have been given when received.

     7.2 This Agreement shall not be changed, modified or amended except by a writing signed by the party to be charged, and this Agreement may not be discharged except by performance in accordance with its terms or by a writing signed by the party to be charged.

     7.3 This Agreement shall be binding upon and inure to the benefit of the parties hereto and to their respective successors and assigns. This Agreement sets forth the entire agreement and understanding between the parties as to the subject matter thereof and merges and supersedes all prior discussions, agreements and understandings of any and every nature between them.

     7.4 This Agreement and its validity, construction and performance shall be governed in all respects by the laws of the State of Delaware, applicable to agreements to be performed wholly within the State of Delaware.

     7.5 This Agreement may be executed in counterparts. Upon the execution and delivery of this Agreement by the Subscriber, this Agreement shall become a binding obligation of the Subscriber with respect to the acquisition of the Shares as herein provided.

     7.6 Only upon written approval and acceptance of this Subscription Agreement by the Company shall the Company be obligated hereunder.

     7.7 All dollar amounts in this Agreement are United States dollars.

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


     IN WITNESS WHEREOF, the parties have executed this Agreement as of the aforementioned date.


                                            NET MUTATION S.A.
                                            12 place du jardin aux Fleurs,
                                            Brussels, 1000
                                            Belgium

                                            By:  /s/ Alain Mallart
                                               ---------------------------------

                                               ---------------------------------
                                               Name of Authorized Signatory

                                               ---------------------------------
                                               Title of Authorized Signatory





                                            Subscription Approved and Accepted:

                                            NAVTECH, INC.

                                            By: /s/ Duncan Macdonald
                                               ---------------------------------

                                               ---------------------------------
                                               Name of Authorized Signatory

                                               ---------------------------------
                                               Title of Authorized Signatory